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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   __________


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: JUNE 11, 2003
                        (Date of earliest event reported)


                               US DATAWORKS, INC.
             (Exact name of registrant as specified in its charter)


          NEVADA                   001-15385                    84-1290152
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)


              5301 HOLLISTER ROAD, SUITE 250, HOUSTON, TEXAS 77040
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (713) 934-3855


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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective June 11, 2003, the Audit Committee and the Board of Directors of the Registrant approved a change in the Registrant's independent accountants for the fiscal year ending March 31, 2003 from Singer Lewak Greenbaum & Goldstein LLP ("Singer Lewak") to Ham, Langston & Brezina, LLP. As a result, the Registrant informed Singer Lewak that, effective June 11, 2003, they had been dismissed as the Registrant's independent accountants. Except for an explanatory paragraph concerning the Registrant's ability to continue as a going concern, the report of Singer Lewak for the fiscal years ended March 31, 2002 and March 31, 2001, contained no adverse opinions, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

         During the fiscal years ended March 31, 2002 and March 31, 2001 and the subsequent interim period through the date hereof, there were no disagreements between the Registrant and Singer Lewak on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Singer Lewak would have caused it to make reference to the subject matter of the disagreement in connection with its report. No event described in paragraph (a)(1)(iv) of Item 304 of Regulation S-B has occurred within the Registrant's fiscal years ending March 31, 2002 and March 31, 2001.

         The Registrant has provided Singer Lewak with a copy of the disclosures contained herein and has filed as an exhibit hereto the response of Singer Lewak to such disclosures.

         The Registrant did not consult with Ham, Langston & Brezina, LLP during the fiscal years ended March 31, 2002 and March 31, 2001, on any matter which was the subject of any disagreement, or any reportable event, as described in paragraph 304(a)(1)(iv), or on the application of accounting principles to a specified transaction, either completed or proposed.

   ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         16 Letter from Singer Lewak Greenbaum & Goldstein LLP, the Registrant's former independent accountants.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  June 17, 2003.

                                             US DATAWORKS, INC.



                                             By /s/ Charles E. Ramey
                                                --------------------------------
                                                Charles E. Ramey
                                                Chief Executive Officer



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                                INDEX TO EXHIBITS


        Exhibit
        Number             Description
--------------------------------------------------------------------------------

         16 Letter from Singer Lewak Greenbaum & Goldstein LLP, the Registrant's former independent accountants.



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